NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Growth Fund
Nationwide Large Cap Equity Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
Nationwide Loomis All Cap Growth Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
Nationwide Ziegler Equity Income Fund

Supplement dated June 14, 2018
to the Prospectus dated February 28, 2018 (as revised April 10, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Large Cap Equity Fund

Effective immediately, the Nationwide Large Cap Equity Fund is renamed the "Nationwide Diamond Hill Large Cap Concentrated Fund."  All references to the Fund's former name in the Prospectus are replaced accordingly.

Nationwide Growth Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds held on June 13, 2018, the Board approved the termination of Boston Advisors, LLC as the subadviser to the Nationwide Growth Fund (the "Fund"), and the appointment of BNY Mellon Asset Management North America Corporation ("The Firm") as the Fund's new subadviser, both effective on or about July 16, 2018 (the "Effective Date").

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Boston Advisors, LLC in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the "Nationwide Dynamic U.S. Growth Fund." All references to the Fund's former name in the Prospectus are replaced accordingly.

c.	The information under the heading "Principal Investment Strategies" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to provide investors with long-term growth of capital by outperforming the S&P 500® Index over a full market cycle while maintaining a similar level of market risk as the index.  To achieve this goal, the Fund's subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index and bond futures contracts.  Futures and options are derivatives and may expose the Fund to leverage.

Equity securities that the Fund buys primarily are common stocks of companies that are included in the S&P 500 Index.  In order to achieve additional exposure to equity markets, the Fund also purchases futures contracts on the S&P 500 Index and call options on such S&P 500 Index futures contracts.  Money market instruments are high-quality short-term debt securities issued by governments and corporations.  Money market instruments serve primarily as collateral for the

Fund's derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk.  The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays U.S. Long Treasury Index.  The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund may use Treasury bond futures and options to hedge against equity market risks.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers.

In determining what the subadviser believes to be the optimal allocation among equity exposures, Treasury bonds and money market instruments, the subadviser uses estimates of forward-looking returns and volatility.  When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund's equity exposure.  When equity markets appear to be unfavorable, the subadviser reduces the Fund's equity exposure by allocating assets to Treasury bond index futures and/or money market instruments.  By combining equity securities, futures on stock and bond indexes, call options and money market instruments in varying amounts, the subadviser may adjust the Fund's overall equity exposure within a range of 50%–150% of the Fund's net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.

The Fund is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500 Index. This is in contrast to a growth style of investing, which involves investing in companies whose earnings are expected to grow consistently faster than those of other companies. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

d.	The information under the heading "Principal Risks" on pages 23-25 of the Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Futures contracts and options on futures contracts may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts and related options may be illiquid, making it difficult to close out an unfavorable position.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks.  The ability to close out positions in exchange-traded options depends on the existence of a liquid market.  Options that expire unexercised have no value.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of debt securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund's investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.   The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions.  Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.

Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer's credit rating or the market's perceptions of an issuer's creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund's subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Strategy risk – the subadviser's strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital growth while accepting the possibility of significant short-term, or even long-term, losses.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

e.	The first paragraph under the heading "Performance" on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

The following bar chart and table can help you evaluate the Fund's potential risks. The bar chart shows how the Fund's annual total returns have varied from year to year. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. As of July 16, 2018, the Fund changed its broad-based securities index from the Russell 1000® Growth Index to the S&P 500 Index in order to more accurately reflect the Fund's core equity investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

f.
The table under the heading "Performance – Average Annual Total Returns For the Periods Ended December 31, 2017" on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class A Shares – Before Taxes	19.55%	13.94%	7.66%
Class C Shares – Before Taxes	24.63%	14.40%	7.49%
Class R Shares – Before Taxes	26.18%	15.00%	8.00%
Class R6 Shares – Before Taxes	27.15%	15.65%	8.12%
Class R6 Shares – After Taxes on Distributions	23.86%	12.57%	6.65%
Class R6 Shares – After Taxes on Distributions and Sales of Shares	17.23%	11.68%	6.17%
Institutional Service Class Shares – Before Taxes	26.86%	15.38%	8.49%
S&P 500® Index (The Index does not pay sales charges, fees, expenses or taxes.)	21.83%	15.79%	8.50%
Russell 1000® Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	30.21%	17.33%	10.00%

g.	The information under the heading "Portfolio Management – Subadviser" on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

BNY Mellon Asset Management North America Corporation

h.	The table under the heading "Portfolio Management – Portfolio Managers" on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Vassilis Dagioglu	Managing Director, Head of Asset Allocation Portfolio Management	Since 2018
James H. Stavena	Managing Director, Senior Portfolio Manager	Since 2018
Joseph Miletich, CFA	Managing Director, Global Investment Strategist	Since 2018

i.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to provide investors with long-term growth of capital by outperforming the S&P 500 Index® over a full market cycle while maintaining a similar level of market risk as the index.  To achieve this goal, the Fund's subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index and bond futures contracts.  Futures and options are derivatives and may expose the Fund to leverage.

Equity securities that the Fund buys primarily are common stocks of companies that are included in the S&P 500 Index.  In order to achieve additional exposure to equity markets, the Fund also purchases futures contracts on the S&P 500 Index and call options on such S&P 500 Index futures contracts.  Money market instruments are high-quality short-term debt securities issued by governments and corporations.  Money market instruments serve primarily as collateral for the Fund's derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk.  The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays Long Treasury Index.  The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund may use Treasury bond futures and options to hedge against equity market risks.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers.

In determining what the subadviser believes to be the optimal allocation among equity exposures, Treasury bonds and money market instruments, the subadviser uses estimates of forward-looking returns and volatility.  When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund's equity exposure.  When equity markets appear to be unfavorable, the subadviser reduces the Fund's equity exposure by allocating assets to Treasury bond index futures and/or money market instruments.  By combining equity securities, futures on stock and bond indexes, call options and money market instruments in varying amounts, the subadviser may adjust the Fund's overall equity exposure within a range of 50%–150% of the Fund's net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.

The Fund is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500 Index. This is in contrast to a growth style of investing, which involves investing in companies whose earnings are expected to grow consistently faster than those of other companies. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Key Terms:

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures and options are derivatives, because their values are based on changes in the values of an underlying asset or measure.

Equity securities – represent an ownership interest in the issuer.  Common stocks are the most common type of equity securities.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract's maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Options – a call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying futures contract at a specified price during the option period.

S&P 500® Index – is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange or NASDAQ.  The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. large capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence.

The term "S&P 500®" is a registered trademark of Standard & Poor's Financial Services LLC ("Standard & Poor's").  Standard & Poor's is not affiliated with the Fund, Nationwide Fund Advisors, Nationwide Fund Distributors LLC, Nationwide Fund Management LLC or any of their respective affiliates.  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its affiliates, and Standard & Poor's has no responsibility for nor participates in the Fund's management, administration, marketing or trading.

U.S. issuers – a U.S. issuer is either (i) a company whose stock is listed on the New York Stock Exchange or NASDAQ; or (ii) the United States Treasury.

j.	The information under the heading "Principal Risks" on page 56 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity and fixed-income securities. For instance, the value of the Fund's investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CASH POSITION RISK, DERIVATIVES RISK, EQUITY SECURITIES RISK, FIXED-INCOME SECURITIES RISK, LEVERAGE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS and STRATEGY RISK, each of which is described in the section "Risks of Investing in the Funds" beginning on page 64.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

k.	The descriptions of "Exchange-traded funds risk," "Hedging strategy risk," and "Short position risk" in the section entitled "Risks of Investing in the Funds" are deleted in their entirety.

l.
The description of "Derivatives risk" that appears on page 64 of the Prospectus in the section entitled "Risks of Investing in the Funds" is supplemented to include the following additional information:

Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.

m.	The information in the section entitled "Risks of Investing in the Funds" beginning on page 64 of the Prospectus is supplemented to include the following:

Cash position risk – (Nationwide Dynamic U.S. Growth Fund) the Fund may hold a significant position in cash or money market instruments.  A larger amount of such holdings could negatively affect the Fund's investment results in a period of rising market prices due to missed investment opportunities.

Liquidity risk – (Nationwide Dynamic U.S. Growth Fund) the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions.

n.
The first paragraph of the description of "Fixed-income securities risk" on page 66 of the Prospectus in the section entitled "Risks of Investing in the Funds" is deleted in its entirety and replaced with the following:

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment.

o.	The description of "Strategy risk" on page 69 of the Prospectus in the section entitled "Risks of Investing in the Funds" is deleted in its entirety and replaced with the following:

Strategy risk – the subadviser's strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital growth while accepting the possibility of significant short-term, or even long-term, losses.

p.	The following paragraph is added under the heading "Fund Management – Subadvisers" on page 70 of the Prospectus:

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION ("The Firm"), located at One Boston Place, 14th Floor, Boston, MA 02108, is the subadviser to the Nationwide Dynamic U.S. Growth Fund.  The Firm was founded in 1970 and is a majority-owned subsidiary of BNY Mellon Corporation.

q.	The information under the heading "Nationwide Growth Fund" on page 72 of the Prospectus is deleted in its entirety and replaced with the following:

Nationwide Dynamic U.S. Growth Fund

Vassilis Dagioglu, James Stavena and Joseph Miletich, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Dagioglu is the head of the asset allocation portfolio management team. In his current role, he is responsible for managing global tactical asset allocation, strategic asset allocation and multi-asset portfolios including total return, absolute return, multi-asset income, global macro as well as active commodities strategies. Since joining the firm, Mr. Dagioglu has managed several asset allocation portfolios such as mutual funds, hedge funds, and separately managed portfolios and helped develop custom portfolio solutions.  Mr. Dagioglu joined the firm in 1999.

Mr. Stavena is a senior portfolio manager. He manages a team of portfolio managers responsible for the implementation of asset allocation strategies including global alpha, domestic, active currency, active commodity, and custom rules-based strategies. Mr. Stavena is a key contributor to the development, refinement, and risk management of all asset allocation investment strategies and signals. Mr. Stavena has extensive experience and a particular focus on the use of derivatives in quantitative investment strategies, as well as 1940 Act and UCITS III implementations of asset allocation strategies.  Mr. Stavena joined the firm in 1998.

Mr. Miletich, CFA, is a global investment strategist. He is responsible for articulating various strategies to clients and prospects, as well as participating in the refinement of current strategies and the development of new strategies. Mr. Miletich joined the firm in 2008.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about The Firm.

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